UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2023

Boxed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39817	85-3316188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

61 Broadway, Floor 30
New York, New York 10006
(Address of principal executive offices, including zip code)

(646) 586-5599
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	BOXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

On April 2, 2023, the Company and its subsidiaries, Ashbrook Commerce Solutions LLC, Boxed, LLC, Boxed Max LLC and Jubilant LLC (together with the Company, the “Debtors”), filed voluntary petitions (Case Nos. 23-10397, 23-10398, 23-10399, 23-10400 and 23-10401) (the “Chapter 11 Cases”) for relief under Chapter 11 of title 11 of the Bankruptcy Code in the Bankruptcy Court. The Company is negotiating a sale of substantially all of the assets of the Company’s software and services business marketed under the named “Spresso” to its first lien lender. The Company expects to enter into an asset purchase agreement for such sale of all related assets, rights, certain tangible personal property, certain intellectual property rights and books and records, while continuing an efficient and orderly wind-down of its remaining retail business.

In addition to the petitions, the Company has filed, among other things, a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption In re: Boxed, Inc., et. al. Each of the Debtors continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors are seeking approval of a variety of “first day” motions containing customary relief intended to enable the Debtors to continue ordinary course operations during the Chapter 11 Cases.

The Company cannot be certain that holders of the Company’s common stock will receive any payment or other distribution on account of those shares following the Chapter 11 Case.

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•
The Credit Agreement, dated as of August 4, 2021, as amended by the First Amendment to Credit Agreement, dated as of January 20, 2023, between Boxed, LLC, as borrower, the Company, as Parent, the lenders party thereto and Alter Domus (US) LLC, as administrative agent (the “First Lien Credit Agreement”);

•
The Second Lien Credit Agreement, dated as of January 20, 2023, between Boxed, LLC, as borrower, the Company, as parent, the lenders party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent (the “Second Lien Credit Agreement”); and

•
The Indenture, dated as of December 8, 2021, between the Company (f/k/a Seven Oaks Acquisition Corp.), as issuer, and U.S. Bank, N.A., as Trustee (the “Convertible Note Indenture”), pursuant to which the Company issued 7.00% Convertible Senior Notes due 2026.

The Debt Instruments provide that as a result of the Bankruptcy Petitions, the principal, interest and prepayment premiums due thereunder shall be immediately due and payable. Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosure.

On April 2, 2023, the Company issued a press release announcing the filing of the Chapter 11 Cases and related matters, including the expectations regarding the sale of the Spresso business. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

On March 30, 2023, the Company began winding down its remaining retail business and entered into a purchase order for the remaining inventory in their Dallas and Las Vegas fulfillment centers. The Company began the process of liquidating the remainder of its inventory in Dallas and Las Vegas and expects to fully cease its operations and fulfillment of customer orders by no later than April 3, 2023 for those facilities. The Company continues to accept orders through its Union, New Jersey fulfillment center for its remaining inventory.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “expect,” “may,” “will,” “could” or “believes” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to continue ordinary course operations during the Chapter 11 Case, the value of the Company’s common stock, the potential sale of substantially all of the assets of Spresso and the ability of holders of the Company’s common stock to receive any payment or distribution. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the Company’s negotiation of a sale of all or substantially all of its assets, atypical retail investor interest and the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit number	Description

99.1	Press Release dated April 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boxed, Inc.

Date: April 3, 2023	By:	/s/ Mark Zimowski
	Name:	Mark Zimowski
	Title:	Chief Financial Officer